UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2017

Santander Holdings USA, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-16581	23-2453088
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street, Boston, Massachusetts	02109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 346-7200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On December 18, 2017 (the “Issue Date”), Santander Holdings USA, Inc. (“SHUSA”) completed its previously announced private placement of (i) $250,000,000 aggregate principal amount of 4.400% senior unsecured notes due 2027 (the “New 2027 Notes”) and (ii) $1,000,000,000 aggregate principal amount of 3.400% senior unsecured notes due 2023 (the “New Fixed Rate Notes” and, together with the New 2027 Notes, the “Notes”). The New 2027 Notes were issued pursuant to the Senior Debt Indenture dated as of April 19, 2011 (the “Base Indenture”) by and between SHUSA and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as amended by the Eighth Supplemental Indenture dated as of March 1, 2017 (the “Eighth Supplemental Indenture”) and as supplemented by the Twelfth Supplemental Indenture dated as of July 13, 2017 (the “Twelfth Supplemental Indenture” and, together with the Base Indenture and the Eighth Supplemental Indenture, the “2027 Indenture”), in each case between SHUSA and the Trustee. The New Fixed Rate Notes were issued pursuant to the Base Indenture, as amended by the Eighth Supplemental Indenture and as supplemented by the Fifteenth Supplemental Indenture, dated as of December 18, 2017 (the “Fifteenth Supplemental Indenture” and, together with the Base Indenture and the Eighth Supplemental Indenture, the “New Indenture”), in each case between SHUSA and the Trustee.

The Notes were offered and sold only to qualified institutional buyers in the United States pursuant to Rule 144A and outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. SHUSA intends to use the net proceeds from the sale of the Notes for general corporate purposes.

The Notes are SHUSA’s senior unsecured debt obligations and will rank equally with all SHUSA’s existing unsecured and unsubordinated obligations. Under the terms of the Twelfth Supplemental Indenture, the New 2027 Notes will mature on July 13, 2027 and will accrue interest at a rate equal to 4.400% per annum on the principal amount from July 13, 2017, with such interest payable semi-annually in arrears on January 13 and July 13 each year, beginning on January 13, 2018. Under the terms of the Fifteenth Supplemental Indenture, the New Fixed Rate Notes will mature on January 18, 2023 and will accrue interest at a rate equal to 3.400% per annum on the principal amount from the Issue Date, with such interest payable semi-annually in arrears on January 18 and July 18 each year, beginning on July 18, 2018.

The 2027 Indenture and the New Indenture each contain customary covenants (including covenants limiting SHUSA’s ability to create certain liens, enter into certain transactions, and consolidate or merge with, or convey, transfer or lease all or substantially all assets to, another person) and events of default (subject in certain cases to customary exceptions, as well as grace and cure periods).

The foregoing descriptions of the Base Indenture, the Eighth Supplemental Indenture, the Twelfth Supplemental Indenture and the Fifteenth Supplemental Indenture are qualified in their entirety by reference to the full text of the Base Indenture, the Eighth Supplemental Indenture, the Twelfth Supplemental Indenture and the Fifteenth Supplemental Indenture, respectively, which are filed as Exhibits 4.1, 4.2, 4.3 and 4.4. hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.	Exhibit Description

4.1	Senior Debt Indenture dated as of April 19, 2011, by and between Santander Holdings USA, Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to Santander Holdings USA, Inc.’s Current Report on Form 8-K filed on April 19, 2011).

4.2	Eighth Supplemental Indenture dated as of March 1, 2017, by and between Santander Holdings USA, Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.2 to Santander Holdings USA, Inc.’s Current Report on Form 8-K filed on March 1, 2017).

4.3	Twelfth Supplemental Indenture dated as of July 13, 2017, by and between Santander Holdings USA, Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.4 to Santander Holdings USA, Inc.’s Current Report on Form 8-K filed on July 13, 2017).

4.4	Fifteenth Supplemental Indenture dated as of December 18, 2017, by and between Santander Holdings USA, Inc. and Deutsche Bank Trust Company Americas, as trustee.

EXHIBIT INDEX

Exhibit Number	Description

4.1	Senior Debt Indenture dated as of April 19, 2011, by and between Santander Holdings USA, Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to Santander Holdings USA, Inc.’s Current Report on Form 8-K filed on April 19, 2011).

4.2	Eighth Supplemental Indenture dated as of March 1, 2017, by and between Santander Holdings USA, Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.2 to Santander Holdings USA, Inc.’s Current Report on Form 8-K filed on March 1, 2017).

4.3	Twelfth Supplemental Indenture dated as of July 13, 2017, by and between Santander Holdings USA, Inc. and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.4 to Santander Holdings USA, Inc.’s Current Report on Form 8-K filed on July 13, 2017).

4.4	Fifteenth Supplemental Indenture dated as of December 18, 2017, by and between Santander Holdings USA, Inc. and Deutsche Bank Trust Company Americas, as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANTANDER HOLDINGS USA, INC.

Date: December 18, 2017	By:	/s/ Gerard A. Chamberlain
	Name:	Gerard A. Chamberlain
	Title:	Senior Vice President and Assistant Secretary

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